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----------------------------------------------------------------------

                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                             ------------

                               FORM 8-K

                            Current Report
                              Pursuant to
                        Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported):  July 31, 1998

                             ------------

                         CITIZENS CORPORATION
                             ------------
        (Exact name of Registrant as specified in its charter)


      Delaware
      --------
  (State or other
     jurisdic-
      tion of
   Incorporation)
      1-11714
      -------

  (Commission File
      Number)

     04-3178765
     ----------

  (I.R.S. Employer
    I.D. Number)

                             ------------


          440 Lincoln Street, Worcester, Massachusetts 01653
          --------------------------------------------------
               (Address of Principal Executive Offices)
                               (Zip Code)

                            (508) 855-1000
                             -------------
          (Registrant's Telephone Number including area code)


                           Page 1 of 5 pages
                        Exhibit Index on page 4
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Item 5.  Other Events.

      On July 31, 1998, Citizens Corporation announced that the third quarter results will be impacted by an estimated $6.8 million in pre-tax catastrophe losses as a result of electrical, rain and wind storms that struck the Detroit, Michigan metropolitan area on July 22, 1998. A copy of the press release is attached as Exhibit 99 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

Exhibit 99        Press Release dated July 31, 1998, announcing
Citizens Corporation expects $6.8 million charge in third quarter for July catastrophe losses.













































                              SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITIZENS
CORPORATION



                                   By: /s/  Edward J. Parry  III
                                      --------------------------
                                      Edward J. Parry III
                                      Vice President, Chief Financial
Officer, and Treasurer


Date:  July 31, 1998






































Exhibit Index
-------------

Exhibit 99 Press Release dated July 31 1998, announcing Citizens Corporation expects $6.8 million charge in third quarter for July catastrophe losses.





















































                              EXHIBIT 99
                              ----------

               CITIZENS CORPORATION, ALLMERICA FINANCIAL
                  EXPECT THIRD QUARTER STORM CHARGES


WORCESTER, Mass., July 31, 1998 - Citizens Corporation (NYSE: CZC) announced today that it expects to incur approximately $6.8 million in pretax catastrophe losses in the third quarter as a result of electrical, rain and wind storms that struck the metropolitan Detroit, Michigan and Northern Illinois areas on July 22. Allmerica Financial Corporation (NYSE: AFC), which owns 82 percent of Citizens, expects to incur $5.6 million in pretax catastrophe losses form the event.

This  expected  charge  at  Citizens  compares  to  $9.1  million   of
catastrophe losses reported in the third quarter of 1997, during which Citizens also incurred unusually high storm-related losses.

Citizens Corporation is the holding company for Citizens Insurance Company of America, a leading underwriter of personal and commercial property and casualty insurance in the Midwest. Citizens is a subsidiary of Allmerica Financial Corporation (NYSE: AFC), the holding company for a diversified group of insurance and financial services companies based in Worcester, Mass.



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AF - 28
7/31/98


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